SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (the “Agreement”) is entered into on May ___, 2014, by Thomas Del Franco (“Del Franco”) and Jason B. Cruz (“Cruz” and together with Del Franco, the “Del Franco Parties”), on the one hand, and Steve Saleen (“Mr. Saleen”), Saleen Automotive, Inc., a Nevada corporation (the “Company”), SMS Signature Cars, a California corporation (“SMS Signature Cars”), SMS Limited, Inc. a California corporation (“SMS Limited”), SMS Retail – Corona, a California corporation (“SMS Retail”), Saleen Electric Automotive, Inc., a Florida corporation (“Saleen Electric”), Saleen Automotive Showcars, Inc., a Michigan corporation (“Saleen Automotive Showcars”) Saleen Retail Services, a California corporation (“Saleen Retail”), Saleen Autosport, Inc., a California corporation (“Saleen Autosport”), and Saleen Sales Corporation, a California corporation (“Saleen Sales Corporation” and together with Mr. Saleen, the Company, SMS Signature Cars, SMS Limited, SMS Retail, Saleen Electric, Saleen Automotive Showcars, Saleen Retail and Saleen Autosport, the “Saleen Parties”). Each party named herein is a “Party” and is referred to collectively with each other party hereto as the “Parties”).

RECITALS

WHEREAS, Del Franco claims that from 2008 through 2011, he was involved in working with SMS Limited and/or SMS Signature Cars as a founder, employee and officer of the company(ies).

WHEREAS, Del Franco claims that during the course of his work with SMS Limited and/or SMS Signature Cars, he provided SMS Limited and/or SMS Signature Cars with various loans that were to be repaid, and paid for various company-related expenses that were to be reimbursed, and that such loans and expenses were not repaid or reimbursed.

WHEREAS, Del Franco claims that during the course of his work with SMS Limited and/or SMS Signature Cars, he transferred money from his 401(k) account to SMS Limited and/or SMS Signature Cars, and that such monies were not repaid.

WHEREAS, Del Franco claims that during the course of his work with SMS Limited and/or SMS Signature Cars, the company(ies) represented to him that they would establish a 401(k) plan and make certain contributions to the plan for his benefit, and that such company(ies) failed to do so.

WHEREAS, Del Franco claims that during the course of his work with SMS Limited and/or SMS Signature Cars, he was supposed to receive stock in the company(ies), as well as salary from the company(ies), and that such stock and salary were not issued or paid.

WHEREAS, on November 27, 2013, Del Franco filed a Complaint against the Saleen Parties and others, entitled Del Franco v. Saleen, et al., as Riverside Superior Court Case No. RIC1313315 (the “Action”) for breach of written contract, conversion, fraud, breach of fiduciary duty and unjust enrichment, seeking over $1 million in compensatory and punitive damages.

WHEREAS, Cruz represents Del Franco in the Action as legal counsel.

WHEREAS, the Del Franco Parties and the Saleen Parties desire to end the litigation between them without further time and expense, and to provide for the satisfaction in full of all outstanding obligations of the Saleen Parties to the Del Franco Parties (the “Outstanding Obligations”) by (i) payment by the Saleen Parties to Del Franco of an aggregate amount equal to $250,000 (the “Cash Amount”) and (ii) issuance to Del Franco and Cruz an aggregate amount of 2,500,000 restricted shares of the Company’s common stock (the “Shares”, and together with the Cash Amount, the “Settlement Amount”).

NOW, THEREFORE, in consideration for the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound hereby, the Parties hereby agree as follows:

TERMS OF SETTLEMENT

1. Full Satisfaction of Outstanding Obligations. The Del Franco Parties hereby accept the Settlement Amount in payment and satisfaction in full of all outstanding obligations (including, without limitation, the aggregate outstanding principal balance and accrued interest, fees, expenses or other amounts due) owed by the Saleen Parties to the Del Franco Parties in connection with the Outstanding Obligations or any other term, contract, agreement or understanding related thereto. Upon the Del Franco Parties’ receipt of the Settlement Amount all liabilities, obligations and indebtedness owing by the Saleen Parties to either Del Franco Party in connection with the Outstanding Obligations shall be deemed to have been satisfied in full. The Del Franco Parties further agree to do such further acts and things and to execute and deliver to the Saleen Parties such additional releases, powers, instruments, documents or agreements, as the Saleen Parties may reasonably require or deem advisable to carry into effect the foregoing.

2. Payment of Funds. Within five business days of the execution of this Agreement, the Saleen Parties will deliver, or cause to be delivered, to Del Franco the Cash Amount by wire transfer of immediately available funds to the following bank account:

Jason Cruz

CA IOLTA Account

33481 Lansford Street

Yucaipa, CA 92399

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Routing Number: 121000248

Account Number: 6350943517

Wells Fargo Bank

220 E. State Street

Redlands, CA 92373

3. Issuance of Stock. Within 21 business days of the execution of this Agreement, the Company will issue and deliver, or cause to be issued and delivered, to the Del Franco Parties the Shares to the following individuals in the following amounts:

Thomas D. Del Franco

Amount: 2,250,000 shares

SSN: ###-##-####

Address: 7170 Merrybrook

West Bloomfield, Michigan 48332

Jason B. Cruz

Amount: 250,000 shares

SSN: ###-##-####

Address: 33481 Lansford St.

Yucaipa, CA 92399

4. Stock Restriction. The Shares issued pursuant to this Agreement and any transfer of such Shares shall be subject to and conditioned upon compliance by the Company and the Del Franco Parties with all applicable federal and state laws and regulations, including, but not limited to, restrictions on the sale of the Shares for a certain time period. The Saleen Parties make no representations or warranties as to when, or if, the Shares will become freely trading, and each Del Franco Party acknowledges that he is relying on his own investigation and independent legal advice as to the restrictions of the Shares.

5. Dribble Out. During the period commencing on the expiration of any applicable restricted periods imposed by applicable federal and state securities laws and regulations, including, without limitation, under Rule 144 promulgated under the Securities Act (as defined below), and terminating on the date that is 12 months thereafter, each Del Franco Party agrees, for themselves and their heirs and assigns, that they will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, more than 200,000 of the Shares in any given calendar month.

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6. Representations and Warranties of the Del Franco Parties. Del Franco and Cruz represents and warrants to the Saleen Parties as follows:

a. Knowledge of Investment and its Risks. Such Del Franco Party has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of their investment in the Shares. Such Del Franco Party understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company’s business or operations will be successful. Such Del Franco Party has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, such Del Franco Party could lose his entire investment in the Company. Such Del Franco Party acknowledges and agrees that neither the Company nor any Saleen Party has made any representations or warranties regarding the Company or its business, operations or prospects, and each such Del Franco Party has conducted its own independent due diligence review and investigation of the Company.

b. Investment Intent. The Shares are being acquired for investment for such Del Franco Party’s own account, and not as a nominee or agent and not with a view to the resale or distribution of all or any part of the Shares, and such Del Franco Party does not have any present intention of selling, granting any participation in, or otherwise distributing any of the Shares within the meaning of and in violation of the Securities Act of 1933, as amended (the “Securities Act”). Further, such Del Franco Party does not have any contracts, understandings, agreements, or arrangements, directly or indirectly, with any person and/or entity to distribute, sell, transfer, or grant participations to such person and/or entity with respect to, any of the Shares. Such Del Franco Party is not acquiring the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

c. Investor Status. Such Del Franco Party is an “accredited investor” as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

d. No Registration. Such Del Franco Party understands that he may be required to bear the economic risk of his investment in the Company for an indefinite period of time. Such Del Franco Party further understand that (i) neither the offering nor the sale of the Shares has been registered under the Securities Act or any applicable state securities laws (“State Acts”) in reliance upon exemptions from the registration requirements of such laws, (ii) the Shares must be held by him indefinitely unless the sale or transfer thereof is subsequently registered under the Securities Act and any applicable State Acts, or an exemption from such registration requirements is available, (iii) the Company is under no obligation to register any of the Share on such Del Franco Party’s behalf or to assist such Del Franco Party in complying with any exemption from registration, and (iv) the Company will rely upon the representations and warranties made by the Del Franco Parties in this Agreement in order to establish such exemptions from the registration requirements of the Securities Act and any applicable State Acts.

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e. Transfer Restrictions. Such Del Franco Party will not transfer any of the Shares unless such transfer is registered or exempt from registration under the Securities Act and applicable State Acts, and, if requested by the Company in the case of an exempt transaction, such Del Franco Party has furnished an opinion of counsel reasonably satisfactory to the Company that such transfer is so exempt. Such Del Franco Party understands and agrees that (i) the Company shall have no obligation to honor transfers of any of the Shares in violation of such transfer restrictions, (ii) the Company shall be entitled to instruct any transfer agent or agents for the securities of the Company to refuse to honor such transfers and (iii) the certificate and other documents evidencing the Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE AND THE TRANSFER THEREOF ARE SUBJECT TO THE PROVISIONS OF THAT CERTAIN SETTLEMENT AGREEMENT, DATED AS OF MAY __, 2014, BY AND AMONG THE ISSUER AND THE PARTIES NAMED ON THE SIGNATURE PAGES THERETO, AS SUCH MAY BE AMENDED AND/OR RESTATED IN ACCORDANCE WITH ITS TERMS, THE ISSUER WILL FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

7. Dismissal of Claims. Within seven days of receipt of payment of the Settlement Amount, the Del Franco Parties shall cause to be filed with the Riverside Superior Court a Request for Dismissal dismissing the entire Action and all parties with Prejudice (the “Request for Dismissal”).

8. General Release by the Del Franco Parties. Except for the right to full performance of this Agreement, the Del Franco Parties now and forever release and discharge each of the Saleen Parties and each of their respective affiliates, officers, directors, stockholders, successor and assigns, agents, employees, representatives, independent contractors, and affiliates (collectively the “Saleen Released Parties”) from any and all past, present, or future claims, demands, agreements, obligations, debts, liabilities, actions or causes of action, whether based on tort, contract, or other theories of recovery, which such Del Franco Party now has or which may later accrue to or be acquired by such Del Franco Party against any Saleen Released Party arising from or relating to (i) the Recitals, (ii) the Action, (iii) the Outstanding Obligations, or (iv) in any dealings that any Del Franco Party had, in any manner whatsoever, with any Saleen Released Party.

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9. General Release by the Saleen Parties. Except for the right to full performance of this Agreement, the Saleen Parties now and forever release and discharge Del Franco and each of his agents, employees, representatives, independent contractors, and affiliates (collectively the “Del Franco Released Parties”) from any and all past, present, or future claims, demands, agreements, obligations, debts, liabilities, actions or causes of action, whether based on tort, contract, or other theories of recovery, which they now have or which may later accrue to or be acquired by them against any Del Franco Released Party arising from or relating to (i) the Recitals, (ii) the Action, (iii) the Outstanding Obligations, or in any dealings that any Saleen Party had, in any manner whatsoever, with any Del Franco Released Party.

10. Section 1542 Waiver. Each of the Parties certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Each of the Parties specifically waives the application of California Civil Code Section 1542. The Parties understand and acknowledge that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if they should eventually suffer additional damages arising out of the claims released herein, they will not be able to make any claim for such damages. Furthermore, the Parties acknowledge that they consciously intend these consequences even as to claims that they do not know exist, and that, if known, would materially affect such Party’s decision to execute this Agreement, regardless of whether such Party’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

11. Integration. This Agreement contains the entire understanding between the Parties concerning the settlement of this dispute. Any and all prior negotiations that are not contained in this Agreement are superseded and of no force and effect.

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12. Headings. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not in any way affect the meaning or interpretation of this Agreement.

13. Authority. The undersigned individuals execute this Agreement on behalf of the respective parties and represent that they are authorized to enter into and execute this Agreement on behalf of such Parties.

14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Facsimile or Scanned Signatures. This Agreement may be brought into effect by a facsimile or scanned (.pdf) signature, and a facsimile or scanned signature shall be considered as though it were an original.

16. Further Assurances. The Parties agree to execute all instruments and documents of further assurance and will do any and all such acts as may be reasonably required to carry out their obligations and to consummate the transactions contemplated by this Agreement.

17. Binding Effect. This Agreement is binding upon and shall inure to the benefit of the Parties and each of the Parties’ respective successors, predecessors, assigns, heirs, personal representatives, and affiliates, without time limitation.

18. No Implied Waiver. No action or failure to act shall constitute a waiver of any right or duty afforded under this Agreement, nor shall any action or failure to act constitute an approval of, or acquiescence in, any breach, except as may be specifically agreed in writing. Waiver of any one provision herein shall not be deemed to be a waiver of any other provision herein.

19. Governing Law. This Agreement shall be interpreted, enforced, and governed in accordance with the laws of the State of California. By signing this Agreement, each Party hereby agrees and submits to the exclusive jurisdiction of the Orange County Superior Court.

20. Interpretation. This Agreement is the product of negotiation by and among the Parties. Any Party enforcing or interpreting this Agreement shall interpret it in a neutral manner. There shall be no presumption concerning whether to interpret this Agreement for or against any Party by reason of that Party having drafted this Agreement, or any portion thereof, or caused it or any portion thereof to be drafted.

21. Severability. In the event that any provision of this Agreement is deemed invalid, illegal, or unenforceable all other provisions of the Agreement that are not affected by such invalidity, illegality or unenforceability shall remain in full force and effect.

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22. Attorneys’ Fees. If any legal action or other proceeding is brought to enforce the provisions of this Agreement, the prevailing Party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in the action or proceeding, in addition to any other relief which the prevailing Party may be entitled.

23. Confidentiality. Other than as required by law, the Parties agree that they and their counsel will keep confidential, and will not discuss, disclose, disseminate, release and/or publicize to any person or entity not a party to this Agreement, the existence of this Agreement or any of the terms of this Agreement, except: (1) the Request for Dismissal, (2) to the extent necessary to enforce any rights under this Agreement, (3) in response to an order of a court of competent jurisdication or a subpoena issued under the authority thereof, or (4) by the Saleen Parties in filings required to be made with the Securities and Exchange Commission or otherwise under applicable securities reporting laws.

24. No Oral Modification. Neither this Agreement nor any term hereof may be amended, modified, waived, discharged or terminated other than by an instrument in writing, signed by the Party against which enforcement of such amendment, change, waiver, discharge or termination is sought.

25. Settlement Discussions. This Agreement is part of a proposed settlement of a dispute among the Parties. The Parties agree that this Agreement and the negotiations relating thereto do not constitute an admission or evidence of any wrongdoing, misconduct or violation of any law whatsoever by any Party. Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Agreement.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the day and year first hereinabove set forth.

Thomas Del Franco

By:
Thomas Del Franco

Jason B. Cruz

By:
Jason B. Cruz

Steve Saleen
Saleen Automotive, Inc.
SMS Signature Cars
SMS Limited, Inc.
SMS Retail – Corona
Saleen Electric Automotive, Inc.
Saleen Automotive Showcars, Inc.
Saleen Retail Services
Saleen Autosport, Inc.
Saleen Sales Corporation

By:
Steve Saleen, Authorized Agent